UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2013

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this release contains certain forward-looking statements, including statements regarding the payment of dividends. Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this release are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further reviews of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 2.02                                           Results of Operations and Financial Condition.

On November 6, 2013, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On November 6, 2013, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share cash dividend, payable on November 29, 2013, to shareholders of record on November 18, 2013.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated November 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: November 12, 2013	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer